December 7, 2011 Jamie Dimon, Chairman and Chief Executive Officer Goldman Sachs U.S. Financial Services Conference Exhibit 99.1

Industry landscape
If you view the business from the point of
view of the customer, i.e., consumers, Middle
Market, investors and corporations
They will still need financial products
Expect to see significant growth in
customer needs over the next 10 years
Opportunity to gain share in many underlying
areas
Small business
Emerging markets
Multinational corporations
Asset Management / Private Banking
New technology will create new products
Mobile payments
Regulatory changes other than capital
Durbin Amendment
Derivatives reform
Volcker
Capital
G-SIB capital surcharge
Mortgage-related issues
Litigation
Put-back exposure
European exposures
Low interest rate environment
Future profitability of investment banking
Economy and loan growth

There are several issues affecting banks…. …but there are still significant growth opportunities

We start with a good hand
Excellent client-facing franchises that continue to grow and strengthen
Unparalleled client relationships in 120+ countries
Strong products and technology
Each standalone business has a top 1, 2 or 3 position
Solid organic growth opportunities across LOBs
Never stopped investing in new products, branches and bankers
Continued focus on cross-sell
Significant earnings power, strong margins and strong risk management
Significant excess capital
Basel I Tier I Common of $120B, ratio of 9.9% as of 3Q11
Estimated Basel III Tier I Common  ratio of 7.7% as of 3Q11
Ability to achieve Basel III Tier I Common ratio of 9%+ by end of 2012 –
will depend on interpretation of rules and decisions on usage of excess capital
Firmwide total credit reserves of $29B, loan loss coverage ratio of 3.74%
of total loans as of 3Q11
Benefits from diversification – funding, capital, lower volatility
1  See note 3 on slide 43
2  See note 2 on slide 43
We will spend a considerable amount of time in 2012 navigating at a very detailed level through an increasingly complex environment
2
1
1
1
2
incremental pretax income of $500mm - $1B
Excellent client
facing
franchises
Solid growth
opportunities
Battleship
balance sheet

J P M O R G A N C H A S E & C O.

JPMorgan Chase & Co.

Quick overview of some growth opportunities
Branch build
Chase Private Client
Business Banking
Retail branch cross-sell
Card products
Commercial Banking expansion and cross-sell
Asset Management client advisors
Global Corporate Bank
Industry regulatory issues
Volcker Rule
G-SIB – unintended consequences
Pro-cyclicality of regulation
Regulation skewed against U.S. banks
##
##
##
##
Agenda
Key investor topics
European exposures
Firmwide expense management
Credit – Wholesale and Retail
Mortgage related issues
– Private label securitizations
Future of investment banking
Capital
– Basel III estimates
– LOB capital
– Performance targets
– Comments on capital
4Q11 outlook and future comments

Opportunities for growth
Branch build
Chase Private Client
Business Banking
Retail branch cross-sell
Card products
Commercial Banking expansion and cross-sell
Asset Management client advisors
Global Corporate Bank
Investment Bank emerging markets expansion
Commodities
International Prime Brokerage
Commercial Banking international expansion
Treasury & Securities Services client penetration and
expanded product capabilities
Asset Management market share gains in investment
products
4
Opportunities
we will review
Opportunities we will
not review

Update on growth initiatives
Intend to build 175 +/- branches in 2012 (down from 300+/- mentioned at
Investor Day)
Branches are a primary reason customers select a bank
95%+ of checking accounts are opened in a branch
Branches are invaluable to the overall franchise (e.g., Mortgage Banking, Card, Middle Market
and
Private Bank)
Economics of branches are changing
Durbin and regulatory costs have made some branches less attractive
On average, we still expect branches to break even on a contribution basis in ~3 years
We continue to build the majority of our branches in CA and FL
We will also continue to build branches to meet our responsibilities under the Community
Reinvestment Act (“CRA”)
5
Branch formats will vary by demographics, customer needs and behavior – branch configurations could change (e.g., technology could change formats, some branches could be smaller)
Branches are invaluable to the overall franchise (e.g., Mortgage Banking, Card, Middle Market and
Private Bank)

Update on growth initiatives
Update on the economics of the retail banking model
Durbin Amendment will reduce Consumer and Business Banking’s annualized revenue by $1B in
2012
Some changes to products and services have already been made to mitigate the impact of Durbin
Changed banker and branch manager compensation
Stopped issuing new debit rewards cards
Stopped the ability for almost all existing debit cards to earn new rewards going forward
Eliminated debit usage as a way for new customers to have monthly checking account fee waived
We have great products and services that cost over $350 a year per checking account – including debit cards, call centers, ATMs, on-line banking and bill pay, branches, and fraud protection on debit transactions
We do not expect to recoup all our losses from Durbin and NSF/OD right away
Adjusting our business model to address the needs of each individual market segment
Redesigning products to forge and build on strong customer relationships and provide customer value while generating a fair return
We believe that there will be some pressure in the short term, but in the long-run it will continue to be a profitable business because our underlying business drivers remain strong

4K
12K
20K+
70K+
2010 3Q11 2011F 2012 target
16
139
250+
750+
2010 3Q11 2011F 2012 target
Opened 250+ CPC locations in 2011
Expansion into New York, Chicago, South
Florida, Los Angeles and San Francisco
400 private client bankers and 130 private
client advisors
Progress to date
On track for 20,000+ clients in the program by
year-end
~40% of CPC clients invest with Chase
Each 1% wallet penetration with our affluent
clients represents $40B in new balances
Plan to add 500+ additional CPC locations in
2012
Expansion: California, Texas, Florida, Arizona
and Washington
Deepening presence in Tri-state, Midwest,
Los Angeles and San Francisco
Adding 600 Private Client Bankers and 200
Private Client Advisors
Recent progress
Update on growth initiatives
Chase Private Client (CPC)
# of CPC locations
# of Chase Private Clients

Becoming a significant provider to 10-20% of current affluent clients would result in incremental pretax income of $500mm - $1B

Update on growth initiatives
Business Banking
Expansion markets (hWaMu footprint - $ in billions) Business Banking loan originations ($ in billions)
Expansion in the hWaMu footprint is a ~$1B revenue
growth opportunity. As of 3Q 2011:
Average deposit balances per WaMu branch are
~40% of a Chase branch
Average loan balances per WaMu branch are ~25% of
a Chase branch
Business bankers of 882, up from 180 in 2008 (up
390%)
Initiatives to capture expansion market opportunity
include:
Growing dedicated business bankers (200+ per year)
Delivering full suite of small business products and
innovative solutions
$5.4
$5.7
$7.3
$9.3
$1.2
$1.1
$1.0
$1.5
2008 2009 2010 3Q11YTD
Deposit balances ADB Lending balances ADB
Higher demand, growth in bankers (up ~400 each
year) and return to normalized underwriting criteria are
driving higher lending volumes
Projected loan originations up ~25% YoY from higher
quality applications / higher pull-through rates
#1 SBA lender by loan units
Expansion in the hWaMu footprint is a ~$1B revenue growth opportunity
8
$4.2
$2.3
$5.9
$4.7
$1.3
2008 2009 2010 2011
Verified income Stated income
Annualized
1
2
1 Annualized based on 3Q11YTD
2 Expansion markets includes CA, FL, OR, NV, GA & WA. Loan and Deposit ADBs for expansion markets are estimated for 2008 and 2009

14.7
11.0
6.0
2.0
2008 2009 2010 2011
Annualized
WaMu
Update on growth initiatives
Retail branch cross-sell
6.8
7.4
7.8
8.4
14-16
h-WAMU Combined
Chase
h-Chase Chase top region Avg. U.S.
financial services
consumer
3.2
5.0
5.8
6.3
2008 2009 2010 2011
Annualized
WaMu
513
556
522
373
2008 2009 2010 2011
Annualized
WaMu
Mortgage
sales
($B) Investment sales ($B)
Credit cards – Retail Banking (000’s)
WaMu cross-sell and growth drivers
1 Represents cross sell activity from the WaMu branches acquired in September 2008
2 Annualized figures. 2008 annualized based on 4Q08 and 2011 annualized based on 3Q11YTD
3 Excludes time deposits
We are best-in-class in our ability to cross sell
Cross-sell for Combined Chase has
improved to 7.4 products and services per
household in 3Q11 vs. 6.5 in 1Q10
Sales force has increased significantly in the
CA/FL markets since the WaMu acquisition
(4Q08)
Added ~4,800 bankers and advisors;
currently at ~8,000
2
Avg. checking and saving balances ($B)
2
2
2
2
2
77
77
80
89
2008 2009 2010 3Q 2011
WaMu
9
Retail bank household cross-sell – as of 3Q11
3
1

Update on growth initiatives
Card products
We invested heavily in new products and services through the cycle and shifted our portfolio mix towards more rewards-engaged customers with a lower risk profile
Our business continues to gain momentum
Sales volume
1
has increased from $285B in 2008 to $322B in 2011
2
Market share
3
gains have been considerable, increasing from 16.67% in 2008 to 19.35% in 3Q11
Outstandings
1
bottomed in 1Q11 and are expected to be $115B - $120B by year-end
We are gaining traction with our high quality new products
Sapphire: 1.8mm open accounts
4
at 3Q11, since its introduction in 3Q09
Ink: 1.5mm open accounts
4
at 3Q11, since its introduction in 4Q09
Freedom: 14.5mm open accounts
4
at 3Q11; incremental 8.6mm open accounts
4
since the
product was re-launched in 2Q10
Market share of new accounts opened increased 300 bps YoY in 3Q11
5
1 Excludes WaMu, Commercial Card and Kohl’s
2 2011 Sales volume is annualized based on 3Q11YTD
3 General Purpose Credit Card (GPCC) market share; excludes WaMu and Commercial card. Estimates based on SEC filings and internal data
4 Includes new accounts as well as migrations from legacy products
5 Based on Equifax Inc. bankcard data; excludes private label and authorized user trades

Update on growth initiatives
Commercial Banking expansion
Expansion markets
Opportunity Progress
1
Middle Market only, does not include other CB LOB efforts in expansion states
Long-term CB pretax income opportunity of $650-800mm
Continue to add between 175-200 new clients a year
New markets we are adding:
Seattle
Portland
San Francisco
Los Angeles
Orange County
Sacramento
More than 300 in-market dedicated resources Firmwide
Over $2.2B in loans as of 3Q11; more than double year-
end 2010
Over $1.8B in liability balances as of 3Q11; up from $1B
at year end 2010
Breakeven in 2Q11; now fully self-funded
Expect to completely pay-back all investment cost in 2012
(third year into effort)
San Diego
Atlanta
Orlando
Tampa
Miami
Progress Opportunity
Out-of-footprint markets
Out-of-footprint markets we are covering:
Minneapolis
St. Louis
Nashville
Bowling Green
Birmingham
Over 1,400 prospects
Over 40 Commercial Bankers covering these markets
Actively building out coverage teams across markets
Knoxville
Charlotte
Richmond
Washington D.C.
Tyson’s Corner
Pittsburgh
Philadelphia
Boston
11
1
1
1

Update on growth initiatives
Commercial Banking cross-sell
Non-lending revenue – CB reported ($ in billions)
1 Includes Commercial Card
2 2011 annualized based on 3Q11 actuals and adjusting for seasonality
3 Total revenue and lending excludes CTL
4 Average products per relationship excludes CTL
8.4
8.1
7.4
7.2
7.0
2007 2008 2009 2010 3Q11 YTD
Product sales to CB customers include TS,
IB, AM, and Commercial Card
Average products per relationship
4
Product revenue % of Total revenue
3
6%
8%
9%
10%
17%
35% 35% 35%
29%
23%
18%
28%
56%
66%
67%
62%
59% 59%
57%
6%
16%
0%
20%
40%
60%
80%
100%
2005 2006 2007 2008 2009 2010 2011
Treasury Services IB & Other Lending
Annualized
2
Great clients and outstanding franchises
Strong business and credit performance
2005 2006 2007 2008 2009 2010 2011
Treasury Services IB & Other
$2.3
$2.5
$2.7
$3.0
$3.1
$3.3
$3.1
Annualized
3

2
1

Private Banking – Client advisors (#)
Update on growth initiatives
AM – client advisors
Talent
Global Investment Management – Sales headcount (#)
676
647
638
741
2007 2008 2009 2010 3Q11
802
Client facing headcount growth has continued in 2011, despite challenging markets
6% growth in total Private Banking client advisors and 8% growth in Global Investment Management sales force in 2011
1
International expansion is a priority and growing more rapidly
International growth of 20%+ in Private Banking client advisors and 13%+ in Global Investment
Management sales force in 2011
1
The profit contribution from bankers hired in 2009 – 2011 is projected to turn positive in 2013
1 Represents 3Q11 growth from year-end 2010
1,868
2,164
2,310
2,696
2007 2008 2009 2010 3Q11

2,864

Update on growth initiatives
Global Corporate Bank (GCB)
GCB will provide an additional ~$1B of annual pretax income in 5 years
~3,500 clients – mostly pre-existing relationships and large international clients
Continuing to add bankers; on track for 2011 target with ~260 bankers
2011 banker coverage 78% international
Overall 3Q11YTD international revenue growth of 17% YoY
International revenues with Corporate clients 3Q11YTD up 17% YoY
LatAm (+33%), APAC (+19%), US Outbound (+39%)
Rates & FX (+27%), commodities (+24%), cash and liquidity (+19%) and trade (+13%)
Approximately 40% of incremental revenues related to new clients, new products, or new countries

–

20 markets prioritized – partner bank solutions to extend network
Holistic effort looking at target client needs, TSS and IB product capabilities and local infrastructure including local treasury, balance sheet and operations; Completing local currency capabilities including deposit-taking, clearing and lending
Long-term plan for building Sub-Saharan Africa – starting from South Africa and Nigeria
Update on growth initiatives
GCB priority countries and branch builds
15
2011 Branches
2011/2012 Rep Offices
2012/2013 Branches
Panama City
Legend
Colombia
Chile
Argentina
South Africa
Ghana (1Q12)
Turkey
Nigeria
Saudi Arabia
Kenya (1Q12)
Qatar
Russia
Harbin, China
Suzhou, China
Sri Lanka (4Q11)
Sufficient capabilities based
on client requirements
Major additional
investments 2011- 2013

Growth initiatives Industry regulatory issues Agenda Key investor topics 4Q11 outlook and future comments Appendix 16

The industry and markets transformed significantly before Dodd Frank and
Basel requirements – this should be recognized in policy making
More capital
Less leverage
More liquidity
Bad actors are gone
Most off-balance sheet vehicles like SIVs are gone
CDO and CLO markets have virtually closed and are more conservative
More conservative asset-backed commercial paper market
More conservative money market funds
More conservative repo and tri-party market
Less exotic derivatives
Less leveraged loans
Back to excellent mortgage underwriting, since 2008
Alt-A and subprime mortgage – virtually gone
Increased focus on risk by Boards of Directors, Risk
Committees and regulators
Better compensation practices
17
Post-crisis landscape – Industry is stronger for it
Industry
Markets
Housing
These are substantial changes – may need to be codified

J P M O R G A N C H A S E & C O .
JPMorgan Chase & Co.

Basel III
There has been significant regulation, much of which we have supported…
Dodd
Frank
Support      Concerns/comments
Support more capital – up to 10-11% Basel I capital
requirement
G-SIB methodology and magnitude are an issue
LCR – support stronger liquidity
Calibration, and significant economic effects from giving no credit to certain liquid assets
Basel III RWA consistency Being worked on
Volcker ban on proprietary trading
Rules should not stifle market-making/ALM/liquidity
management
Higher capital/liquidity
Should not disadvantage U.S. banks
Derivatives reform
End user margin/extraterritoriality
Push-out
Position limits
Industry, not taxpayer replenishing FDIC fund
Methodology to calculate should not penalize any
organizations; exorbitantly expensive for short-term assets
Mortgage reform (skin in the game) – completely fine with
concept
Rules should be finalized as soon as possible to help market
Believe mortgage markets should be regulated
Consumer Financial Protection Bureau
Support same rule writer for all actors; concerned about
overlap and inefficiency
Resolution authority
Need to finalize rules so that they are believable, executable by regulators and provide comfort to taxpayers that they
won’t pay – we believe this is achievable
Financial Stability Oversight Council
Needs more teeth
Regulatory topics reviewed
in the presentation

Regulation commentary

Green indicates new agency or new powers and authority
Gold indicates old agency.
OFAC / FinCEN
Financial Stability Oversight Council
Identify risks to the financial stability of the U.S. from activities of large, interconnected financial companies. Authority to gather information from financial institutions.¹ Make recommendations to the Fed and other primary financial regulatory agencies regarding heightened prudential standards.
State Regulatory Authorities and AG's
Power to enforce rules promulgated by Bureau of Consumer Financial Protection
SEC
Regulates securities exchanges; mutual funds and investment advisers. Examination authority for broker-dealers.
Authority over security-based swaps, security-based swap dealers and major security-based swap participants.
CFTC
Market oversight and enforcement functions.
Authority over swaps, swap dealers and major swap participants. Regulates trading markets, clearing organizations and intermediaries.
Office of the Comptroller of the Currency
Focus on safety and soundness. Primary regulator of national banks and federal savings associations. Examination authority. Examines loan portfolio, liquidity, internal controls, risk management, audit, compliance, foreign branches.
Federal Reserve
Focus on safety and soundness-Supervisor for bank holding companies: monetary policy; payment systems.
Supervisor for systemically important financial institutions and their subsidiaries. Establish heightened prudential standards on its own and based on Council recommendations. Examination authority.
Office of Financial Research
Office within Treasury, which may collect data from financial institutions on behalf of Council. No examination authority.
FDIC
Focus on protecting deposits through insurance fund; safety and soundness; manage bank receiverships.
Examination authority.² Orderly liquidation of systemically important financial institutions³.
FINRA
Regulates brokerage firms and registered securities representatives. Writes and enforces rules. Examination authority over securities firms.
Bureau of Consumer Financial Protection
Focus on protecting consumers in the financial products and services markets. Authority to write rules, examine institutions and enforcement. No prudential mandate.
Investment Advisory
Mutual and money market funds; wealth management; trust services
Derivatives
Futures, commodities and derivatives
Consumer Lending
Credit cards; student and auto loans
Commercial Lending
Commercial and industrial lending
Broker-dealer
Institutional and retail brokerage; securities lending; prime broker services
Retail Banking
Deposit products; mortgages and home equity
Alternative Investments
Hedge funds; private equity
Investment Banking
Securities underwriting; M&A financial advisory services
Payment and Clearing Systems
Payments processing; custody and clearing

JPMORGAN CHASE & CO.

…but this is not the optimal way to run a robust financial system – oversight needs to be simple, transparent, coordinated and consistent
This chart assumes these activities are conducted in a systemically important bank holding company (BHC)
1
The Council, through Office of Financial Research, may request reports from systemically important BHCs
2
FDIC may conduct exams of systemically important BHCs for purposes of implementing its authority for orderly liquidations, but may not examine those in generally sound condition
3
The Dodd-Frank Act expanded the FDIC’s authority when liquidating a financial institution to include the bank holding company, not just entities that house FDIC-insured deposits
Dotted line indicates authority to request
information, but no examination authority.

Note: Green  lines from  SEC  and CFTC  represent  enhanced  authority  over  existing  relationships

Metric description (% weight)
Global Systemically Important Bank (G-SIB) capital surcharge
Overview of proposed methodology
“G-SIBiness” is measured relative to 73 other banks, making it difficult to determine where a bank scores under the metrics
Criteria (each 20% of score)
Total assets  (100%)
Based on total grossed-up nominal asset
exposure
OTC derivatives notional – gross notional not
centrally cleared (33%)
Level 3 assets (33%)
Trading book and AFS securities (33%)
Assets under custody (33%)
Market share in major global payments
systems (33%)
Market share in debt / equity / loans
underwriting (33%)
Lending to financial counterparties (33%)
Borrowing from financial counterparties
(33%)
Wholesale funding ratio – i.e., non-retail
deposit funding (33%)
Cross-border / cross-currency:
Lending (50%)
Deposit taking (50%)
Issues with methodology
Double counts with all other categories
Ignores diversification benefits
Wholesale funding ratio – inaccurate
measure of a bank’s systemic risk
Inconsistent with Basel / LCR, ignores
benefit of operational wholesale deposits
No credit for secured or long-term
funding
Derivatives risk is driven more by collateral,
counterparty quality, net exposure, etc. than
notional value
Penalizes appropriate in-country funding of
assets, gives no credit for risk or tenor of
asset
Underwriting and custody businesses are
severable and substitutable
20
Size
Interconnectedness
Substitutability
Complexity
Cross jurisdictional
activity

Regulation…Things to be careful about…
Reduction in interbank business
Surcharge can distort markets
Discourages asset diversification
Complex and compliance heavy
Potential limits on liquidity to clients
Could reduce ALM activity
May encourage balance sheet shrinkage in
downturn
Reserving-related DTA recognition limited in
Basel III
OCI impact
Credit spreads under Basel III increase RWA
in adverse economic environments (e.g., CVA)
Dodd Frank
Volcker Rule – only impacts U.S.
Extraterritoriality of margin rules
Collins Amendment eliminates tax-efficient Tier 1 capital
Basel III capital
High MSR capital charges in Basel III
Accounting differences more punitive for OCI for U.S.
banks
Liquidity Coverage Ratio
U.S.-specific liquid asset classes given less credit or
excluded (e.g., Agency MBS)
G-SIB capital charge
Limited credit for U.S. resolution authority
High U.S. market share businesses penalized (e.g.,
underwriting and custody)
Could exacerbate cross-border Basel III inconsistencies
Pro-cyclicality of regulation in adverse environments
Potential unintended consequences of G-SIB
Volcker Rule Regulation skewed against U.S. banks

Growth initiatives Industry regulatory issues Agenda Key investor topics 4Q11 outlook and future comments Appendix 22

Lending exposure includes both funded loans and undrawn commitments
Lending exposure ~72% to corporates
Trading exposure ~ 35% to sovereigns
Includes $1.2B of debt and equity securities
Predominantly client-driven derivatives MTM of $13.9B, offset by collateral of $6.3B (95%+ held in cash)
Credit derivatives counterparties primarily outside Euro 5 and are investment-grade or well-supported by collateral arrangements
Mark-to-market of large counterparty gross long and short positions largely offset and all collateralized daily
~ 80% of portfolio hedges are on sovereign exposure
Substantially all hedges are with investment-grade counterparties outside the Euro 5 and are collateralized
Non-sovereign net exposure – 76% to corporate clients and remaining 24% to the banking sector
Exposure to top 5 banks of $1.4B in Italy and $1.2B in Spain. Greece, Portugal and Ireland is minimal – not bigger than $0.5B; 26% of total country exposure
European exposure
Our Euro 5 net exposure – Risk view
As of November 17, 2011 ($ in billions)
23
Exposure¹
Securities & Trading
Lending AFS Trading Total
Derivative
Collateral
Portfolio
Hedging
Net
exposure
Spain $3.6 $2.6 $4.7 $10.9 ($2.5) ($0.7) $7.7
Sovereign - 2.3 (0.3) 2.0 - (0.3) 1.7
Non-Sovereign 3.6 0.3 5.0 8.9 (2.5) (0.4) 6.0
Italy 3.2 0.2 8.4 11.8 (2.5) (3.2) 6.1
Sovereign - - 6.0 6.0 (1.0) (2.7) 2.3
Non-Sovereign 3.2 0.2 2.4 5.8 (1.5) (0.5) 3.8
Other (Ireland, Portugal and
Greece)
1.5 1.0 2.0 4.5 (1.3) (1.1) 2.1
Sovereign - 1.0 (0.1) 0.9 - (1.0) (0.1)
Non-Sovereign 1.5 - 2.1 3.6 (1.3) (0.1) 2.2
Total Firmwide Exposure $8.3 $3.8 $15.1 $27.2 ($6.3) ($5.0) $15.9
AFS securities exposure – 89% government guaranteed
1
Exposure is a risk management view.  Lending is net of liquid collateral.  Trading includes net inventory, derivative netting under legally enforceable trading agreements and net CDS underlying exposure from market-making flows and under collateralized securities financing counterparty exposure

Adjusted firmwide noninterest expense[1] ($ in billions)

Adjusted firmwide expense[1]
Overhead Ratio

JPMORGAN CHASE & CO.

JPMORGAN CHASE & CO.

18.4
2.4
6.8
4.7
3.7
9.4
58%
0
10
20
30
40
50
60
2010 2011 Estimated
0%
10%
20%
30%
40%
50%
60%
70%
Firmwide expense has been trending higher
Comp. Marketing Professional & outside services
Managed basis firmwide overhead ratio
Headcount 239,831
$45.4
~$49.0
256,663
2
Tech. & comms. Occupancy Other expense
Firmwide noninterest expense, excluding
Investment Bank compensation, Corporate
litigation expense, and foreclosure-related
matters, has trended higher from 2010 to 2011,
including:
$900mm of higher mortgage servicing
expense
$600mm of additional FDIC assessments
$550mm of higher credit card marketing
expense
$450mm of additional expense associated
with the expansion of the commodities
business
Expect 2012 firmwide expense to remain
relatively flat compared with 2011 despite
continued investments
24
1 Excludes Investment Bank compensation expense, Corporate litigation expense, and foreclosure-related matters. Investment Bank compensation expense totaled $9.7B in FY2010, $3.3B in 1Q11, $2.6B in
2Q11, and $1.9B in 3Q11. Corporate litigation expense totaled $5.7B in FY2010, $400mm in 1Q11, $1.3B in 2Q11, and $1.0B in 3Q11. Foreclosure-related matters totaled $350mm in FY2010, $650mm in
1Q11 and $1.0B in 2Q11.
2 For FY2011, 4Q11 estimated expense assumed to equal 3Q11 actual expense. Headcount at September 30, 2011.

Credit – Wholesale and Retail
Net charge-off (%)
Expect reserve levels to adjust to normalized levels of ~$15B as underlying credit improves and certain portfolios run off
5.12%
3.74%
5.64%
3.83%
4.10%
4.46%
5.34%
5.51%
5.28%
$0
$7
$14
$21
$28
$35
3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
LLR - Wholesale LLR - Consumer LLR/Total loans
$ in billions
$30.6
$31.6
$38.2 $35.8
$34.2
$32.3
$29.8
$28.5
$28.4
2
1  See note 5 on page 43
2 See note 2 on page 43
25
3Q11 YTD
Through-the-cycle
expectations
Investment Bank (0.09)% 0.70%
Commercial Banking 0.12% 0.50%
Credit Card (ex. WaMu and ComCard)
5.28% 4.50%
Home Equity (ex. PCI) 3.01% 0.25%
Prime Mortgage (excl. Option ARMs) 1.20% 0.10%
1

Private label securitization – Litigation will be a long and tough process for plaintiffs
Original balances in litigation for Chase (excl. WaMu)
1
of $54.9B
2
Claims made for both securities litigation and repurchase
Substantial impediments to repurchase claims:
Quorum requirements
Trustees generally require indemnification and advancement of litigation costs
Trustees face uncertain legal landscape which make action difficult
Claims are fact intensive, requiring loan-by-loan analysis – there is no repurchase absent proof that an underwriting breach “materially and adversely” affected value of loan
– Likely to be more difficult than GSE repurchase experience
Securities litigation claimants also face significant hurdles:
Disclosures were clear; risks were plainly set forth
Investors were sophisticated – they understood and accepted the risks
Damages difficult to prove – losses in value resulted from economic decline; many securities current and paying
Numerous legal and technical defenses
In either case, claimants are potentially facing years of litigation
We have built significant litigation reserves
3
There is significant overlap between repurchase and securities exposure: We do not intend to pay twice for the same exposure
1 The Firm believes that WaMu bank-related repurchase liabilities are the responsibility of the FDIC (the FDIC disagrees) and any securities liabilities reside with the WaMu subsidiaries
2 Excludes class action deals with standing defects, deals where the Firm was sued solely as an underwriter, monoline claims and trustee claims
3 Median analyst estimate of exposure across the entire private label securitization portfolio, including balances not in litigation, is $6.5B. Analyst estimates range from $3B to $18.3B. Certain analysts include estimates for private label litigation in their private label repurchase exposure estimates. Certain analysts exclude WaMu related liabilities from JPM repurchase estimates

- Industry global equity and debt capital markets, advisory services and derivatives markets are expected to experience significant growth over the next 10-20 years[1]
  - Global credit outstanding could grow by approximately $100T over the next 10 years across both emerging markets and developed nations[1]
  - Global financial wealth could grow by approximately $160T over the next 10 years[1]
  - Global investment demand could increase from 20% of GDP in 2010 to 25% of GDP by 2030[1]
- Cross-border capital flow activity is expected to increase as the world economy recovers
  - Long term fundamental drivers of Emerging Markets financial market growth remain strong
    - Emerging Markets investors have tripled their share of global capital flows since 2000[1]
- Investor trading activity should continue to grow
  - Central clearing increases potential customer base
  - Clients will still need our services. Products and pricing will change
  - Financial assets expected to nearly double[1] in the next ten years - driving demand for Asset Management, Investor Services and Private Banking
- Ability to navigate through current environment, including regulation, will be a differentiator
  - Industry will develop new innovative products
  - Investments in technology will help drive efficiency and economies of scale
- JPM Investment Bank remains an intensely client-focused business and we can grow the business profitably – that said, poor outcomes on Volcker and derivatives reform could alter this outcome

JPMORGAN CHASE & CO.

JPMORGAN CHASE & CO.

1 World Economic Forum Report in collaboration with McKinsey and Company 27 Investment Bank – Thoughts on future

Demystifying the markets
Primary and secondary volumes continue to rise; trading spreads are decreasing
Source:  SIFMA, Federal Reserve Bank of New York, MSRB, FINRA, Thomson Reuters, and Bloomberg
6.7
2.1
1996 1998 2000 2002 2004 2006 2008 2010
0.9
0.3
1996 1998 2000 2002 2004 2006 2008 2010
214
79
1992 1998 2004 2010
0.2
3.5
1992 1998 2004 2010
Gross U.S. long-term debt issuance
($ in trillions)
Avg. daily volumes – debt
instruments ($ in trillions)
Gross U.S. equity issuance
($ in billions)
U.S. equity trading volumes
(billions of shares / day)
Primary issuance Secondary trading Trading spreads & commissions
Over the past 20 years,
Fixed Income spreads
and Institutional Equity
commissions have
decreased significantly

Demystifying the markets
J.P. Morgan IB Markets:  A world-class franchise
JPM IB Markets revenue ($B) and ranking
1  Based on public disclosure of top 10 IB competitors
2 As of 3Q11YTD compared with 2007
8
9
6
2
18
15
2
3
4
4
4
5
4
13
17
10
6
12
10
22
20
2005 2006 2007 2008 2009 2010 2011
YTD
Fixed Income (incl. Commodities) Equities
Commentary
Fixed Income revenue nearly doubled since
2005
Flight to quality – 9% market share to ~15%
Franchise expansion (Bear, Sempra)
Equities revenue steady amidst margin
compression and lower volumes
Gained leading Prime Services franchise
Market share gains in both high-touch and
low-touch businesses
Electronic build-out underway
– Increasing revenue to $500mm+ by 2015
(+200%)
Strong debt and equity capital markets platform
complements secondary market trading
#5 #5 #3 #1
Fixed Income¹
#7 #4 #1
#8 #8 #5 #5
Equities¹
#8 #5 #5
2011 YTD Issuance
Volume
($B)
Market
share Rank
Syn. Loans $402 11% #1
Bonds 366 7% #1
Debt underwriting 768 9% #1
ECM 41 7% #3
Source: Dealogic. 2011 YTD through November

2

Demystifying the markets
A diverse revenue base
IB Markets revenues:  Typical quarter (%)
Treasuries, agencies, interest rate swaps, futures, options
Municipal debt instruments and derivatives
Mortgage and asset backed securities
Corporate bonds, loans, and associated derivatives
Spot/forward foreign exchange swaps, forwards, futures, options
Structured derivatives
Cash and electronic execution services
Financing, execution and clearing
Swaps, options, convertibles
Corporate derivatives (margin financing), structured notes
Physical commodities and swaps, forwards, futures, and options
Description
Non G-10 Rates, Credit and FX trading
100% 100% 100%
Rates
Securitized
Products
Emerging
Markets
Credit
Trading
Commodities
FX
Structured
Cash
Derivatives
Prime Services
Structured
Structured
Flow
Structured
70%
Fixed
Income
30%
Equities
Flow

Demystifying the markets
Sales & Trading at JPM
2,500+ sales professionals
Sales professionals build & maintain client relationships
Matches our products to their needs
Provide the link between clients, traders and our research teams
2,000+ trading professionals
Traders execute transactions and develop customized solutions for clients
Manage risk, liquidity and exposure
20 global trading centers, 110+ global trading desks
13,000+ professionals
13,000+ Finance, Risk, Technology, and Operations professionals support our
IB Markets businesses
$3 billion+ Technology and Operations spend per year
800+ research analysts
Research covers Equities, Fixed Income, Commodities, Emerging Markets, and
Economics and Market Strategy
Provides information to the markets and original trade ideas to clients
Produces research that explains the financial markets in depth
$400 million+ Research spend per year
~16,000 investor clients
~10,000 financials
~ 6,000 corporates
31
Investor clients
Sales and Trading
Research
Control, Technology,
and Operations

Fixed Income

Equities

JPMORGAN CHASE & CO.

JPMORGAN CHASE & CO.

Demystifying the markets
Typical trades (high volume, flow driven business)
Swaps (e.g., Interest Rate Swap) 30,000
FX Spot 4,000,000
Retail Mortgage Backed Securities 25,000
Emerging Market Trading (Rates, FX, Credit) 175,000
Credit Derivatives (e.g., Index Credit Derivative) 200,000
Structured Credit Derivatives 400
Energy Trading 50,000
F&O and OTC clearing
200mm lots
Structured Equity Derivatives
800
Cash Equities (N.A.) 8 billion shares
Flow Derivatives
8,000
High
High
High
High
High
High
Low
High
High
High
Low
Major trading products Quantity per quarter
(# of trades)
Volumes
Prime Brokerage
$200bn balance
10mm trades
High
Financing 100,000 High
Loan Trading 10,000
High
Note: Quantity estimated based on typical quarter

Use
derivatives
94%
Don't use
derivatives
6%
Derivatives usage by Global Fortune 500
Demystifying the markets
Over 90% of the Global Fortune 500 use derivatives
Derivatives usage by industry for Global Fortune 500
Source: ISDA 2009 Survey
Derivatives usage by product for Global Fortune 500
Derivatives usage in top 10 countries (% of companies)¹
Source: ISDA 2009 Survey
1 Number in column indicates total number of companies that use derivatives
98%
97%
95%
92% 92% 92%
91%
88%
Financial Basic
materials
Tech. Industrial
goods
Health
care
Utilities Consumer
goods
Services
Total usage across
all industries: 94%
88%
83%
49%
29%
20%
FX Interest rate Commodity Equity Credit
Source: ISDA 2009 Survey
Source: ISDA 2009 Survey
33
100% 100% 100% 100% 100%
97%
92%
87%
62%
100%
Japan France Britain Canada Switz. Netherlands Germ. US S.Kor. China
64 39 34 14 14 13
36
140
13
18

Basel III – RWA and capital estimates
Basel I 3Q11 Basel III 3Q11 Basel III 4Q12
RWA ($ in trillions) Capital ($ in billions)
$1.5
Adjustments to RWA from 3Q11 Basel I to Basel III
(+$330B):
Market risk impact (+$130B)
Risk weight 50/50 deductions at 1250% (+$90B)
CVA (+$90B)
250% risk weight applied to MSR, DTA, and
Investments in Unconsolidated Financial
Institutions (+$35B)
Other (-$15B)
3Q11 to 4Q12 reduction in Basel III RWA
(-$140B):
Data / Model enhancements (-$60B)
Legacy portfolio runoff through 2014 (-$90B)
LOB Growth (+$10B)
Basel I 3Q11 Basel III 3Q11 Basel III 4Q12
Adjustments to Capital from 3Q11 Basel I to Basel III:
Deduct net pension asset (-$3B)
Adjustments related to AFS Securities and
pension-related components of accumulated other
comprehensive income (+$2B)
Analyst estimate of ~$10B net capital generation
through 2012
Net Income (+$22B)
Dividends (-$5B)
Other  (-$7B)
$120 $119
$1.4
$129
9.9% 7.7% 9.2%
Tier 1 Common Ratio
$1.2
1 Analyst projections represent the average of 8 analysts; regulatory changes are assumed to be incorporated in the analyst projections. JPM does not endorse these projections
1

1

J P M O R G A N C H A S E & C O.

JPMorgan Chase & Co.

Common equity and performance targets
Common equity and target ROEs ($ in billions)
1 TSS and AM pre-tax margin targets remain unchanged at 35% +/- through the cycle
² IRR of 20% +/-
³ Reflects goodwill and intangibles held at corporate and capital not allocated to LOBs. 1/1/2012 reflects 3Q11 total common equity for illustrative purposes
4 See note 3 on slide 43
Significant earnings upside if the Firm reaches its performance targets
Net income at performance targets expected to be $24B +/-
Current capital and mitigation will get businesses to these targets
$500-$1,000mm +/- annual net income;
earnings and capital will vary through the cycle
4
35
1/1/2011 1/1/2012
Investment Bank $40.0 $40.0 17% +/- 9.5% +/-
Retail Financial Services 25.0 26.5 30% +/- 8.5% +/-
Mortgage Banking 15.5 17.0 15% +/- 8.5% +/-
Consumer & Business Banking 9.5 9.5 30% +/- 8.5% +/-
Card Services & Auto 16.0 16.5 20% +/- 8.5% +/-
Commercial Banking 8.0 9.5 20% + 8.5% +/-
Treasury & Securities Services
¹
7.0 9.0 25% +/- 9.0% +/-
Asset Management
¹
6.5 7.0 35% +/- 8.5% +/-
Private Equity
3.5 5.0
20% +/-² 9.5% +/-
Corporate Other (CIO/Treasury/Corp) 13.0 15.5
Subtotal $119.0 $129.0
Corp. Goodwill & Unallocated Capital³ 49.5 45.5
Future State
Total Firm ROTCE 16 +/- 9.5% +/-
Common equity
Through-the-
cycle target
ROE
Current Basel III
Tier 1 Common
Target

If our Board makes the decision, we can get to a Basel III Tier I Common ratio of 9.5% by the end of 2012
We currently believe we will achieve a Basel III Tier I Common ratio of 9%+
by the end of 2012 because the market will demand higher capital ratios than before (race to the top)
Still enables healthy stock buybacks and modest dividend increase
Dependent on earnings
These are Board-level decisions and we will ultimately need to finish the regulatory approval process
Comments on capital
Severe stress scenario
Unemployment of 13%
Home price decline of 20% from current level
Severe global market shock, including specific European stresses
Results under the Fed stress scenario will be evaluated relative to a Basel I
Tier 1 Common threshold of 5%
Do not expect this to be an issue for the Firm
36
Federal Reserve
Comprehensive
Capital Analysis
and Review
Capital comments

J P M O R G A N C H A S E & C O.
JPMorgan Chase & Co.

Growth initiatives Industry regulatory issues Agenda Key investor topics 4Q11 outlook and future comments Appendix 37

4Q11 outlook and future comments
Investment Bank
Credit Card (excl. WaMu and Commercial Card)
credit losses could be modestly better than 4.34%
reported in 3Q11
Private Equity
Expect modest loss this quarter
Corporate
Corporate net income slightly better than the zero
guidance given at 3Q11
Total revenue (excl. DVA) essentially flat
Card Services & Auto
Corporate / Private Equity
Ability to repurchase an additional $950mm of equity
which we may or may not use
Represents a reallocation of previously approved
capacity for distribution of the Firm’s capital
pursuant to the Federal Reserve’s 2011
Comprehensive Capital Analysis and Review
(“CCAR”)
Firm
Lower markets; lower performance fees
Mortgage Banking (excl. Real Estate Portfolios)
Production revenue expected to be down from
3Q11, driven by lower spreads and volumes
Realized repurchase losses likely to be slightly
higher – timing issue
MSR risk management could be down $100mm+
from 3Q11
Consumer & Business Banking – 2012 outlook
Spread compression, given low interest rates, will
negatively impact net income by $400mm+/-
Retail Financial Services
Credit and litigation reserve actions
Redemption of $10B +/- outstanding Trust Preferred
securities once we make a determination that a
regulatory capital event has occurred
Remaining securities viewed as attractive long
term financing
To be determined

Asset Management

J P M O R G A N C H A S E & C O .

JPMorgan Chase & Co.

Tremendously focused on strategy to skillfully navigate through the environment in 2012, including regulation
1
See note 3 on slide 43
2
See note 2 on slide 43
Solid growth
opportunities
Excellent client-facing franchises that continue to grow and strengthen
Unparalleled client relationships in 120+ countries
Strong products and technology
Each standalone business has a top 1, 2 or 3 position
Excellent client
facing
franchises
Battleship
balance sheet
Solid organic growth opportunities across LOBs
Never stopped investing in new products, branches and bankers
Continued focus on cross-sell
Significant earnings power, strong margins and strong risk management
Significant excess capital
Basel I Tier I Common
1
of $120B, ratio of 9.9% as of 3Q11
Estimated Basel III Tier I Common
1
ratio of 7.7% as of 3Q11
Ability to achieve Basel III Tier I Common
1
ratio of 9%+ by end of 2012 –
will depend on interpretation of rules and decisions on usage of excess capital
Firmwide total credit reserves of $29B, loan loss coverage ratio of 3.74%
2
of total loans as of 3Q11

Benefits from diversification – funding, capital, lower volatility

Growth initiatives Industry regulatory issues Agenda Key investor topics 4Q11 outlook and future comments Appendix 40

CB 10%
Card 28%
TSS 5%
IB 30%
RFS 19%
Corp/PE
1%
AM 7%
CB 11%
Card 23%
TSS 6%
IB 40%
RFS 8%
Corp/PE
4%
AM 8%
Net income – 3Q11YTD
JPMorgan Chase overview
Performance summary
1 See note 1 on slide 43
2 See note 4 on slide 43
Total = $15.2B
Total = $29.2B
$ in millions, excluding EPS
Pretax pre-provision profit – 3Q11YTD
41
$O/(U)
3Q10YTD 3Q11YTD 3Q10YTD
Revenue (FTE)
1
$78,120 $77,569 ($551)
Credit Costs 13,596 5,390 (8,206)
Expense 45,153 48,371 3,218
Reported Net Income $12,539 $15,248 $2,709
Net Income Applicable to Common Stock $11,353 $14,141 $2,788
Reported EPS $2.84 $3.57 $0.73
ROE
2
10% 11%
ROTCE
2
15% 16%
Tier 1 Common $110,842 $120,234

Consumer credit — delinquency trends
(Excl. purchased credit-impaired loans and WaMu and Commercial Card portfolios)
Credit Card delinquency trend 1,2 ($ in millions)
Prime Mortgage delinquency trend ($ in millions) Home Equity delinquency trend ($ in millions)
Subprime Mortgage delinquency trend ($ in millions)
$0
$1,000
$2,000
$3,000
$4,000
May-08 Nov-08 May-09 Nov-09 May-10 Nov-10 May-11 Nov-11
$0
$1,300
$2,600
$3,900
$5,200
$6,500
May-08 Nov-08 May-09 Nov-09 May-10 Nov-10 May-11 Nov-11
30 – 150 day delinquencies
150+ day delinquencies
$0
$1,000
$2,000
$3,000
$4,000
$5,000
May-08 Nov-08 May-09 Nov-09 May-10 Nov-10 May-11 Nov-11
30 – 150 day delinquencies
150+ day delinquencies
$1,200
$2,600
$4,000
$5,400
$6,800
$8,200
May-08 Nov-08 May-09 Nov-09 May-10 Nov-10 May-11 Nov-11
30+ day delinquencies 30-89 day delinquencies
30 – 150 day delinquencies
42
Note: Delinquencies prior to September 2008 are heritage Chase
Prime Mortgage excludes loans held-for-sale, Asset Management and U.S. Government-Insured loans
1
See note 5 on slide 43
2
“Payment holiday” in 2Q09 impacted 30+ day and 30-89 day delinquency trends in 3Q09

Notes on non-GAAP & other financial measures

Notes on non-GAAP financial measures
1. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a FTE basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.
2. The ratio of the allowance for loan losses to end-of-period loans excludes the following: loans accounted for at fair value and loans held-for-sale; purchased credit-impaired (“PCI”) loans; and the allowance for loan losses related to PCI loans. Additionally, Real Estate Portfolios net charge-offs exclude the impact of PCI loans. The allowance for loan losses related to the purchased credit-
impaired portfolio totaled $4.9 billion, $4.9 billion and $2.8 billion at September 30, 2011,  June 30, 2011, and September 30, 2010, respectively.
3. The Basel I Tier 1 common ratio is Tier 1 common divided by risk-weighted assets. Tier 1 common is defined as Tier 1 capital less elements of Tier 1 capital not in the form of common equity, such as perpetual preferred stock, noncontrolling interests in subsidiaries and trust preferred capital debt securities. Tier 1 common, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies. The Firm uses Tier 1 common along with other capital measures to assess and monitor its capital position. On December 16, 2010, the Basel Committee issued the final version of the Basel Capital Accord, commonly referred to as “Basel III.” The Firm’s estimate of its Tier 1 common ratio under Basel III is a non-GAAP financial measure and reflects the Firm’s current understanding of the Basel III rules and the application of such rules to its businesses as currently conducted. The Firm’s estimates of its Basel III Tier 1 common ratio will evolve over time as the Firm’s businesses change, and as a result of further rule-making on Basel III implementation by U.S. federal banking agencies. Management considers this estimate as a key measure to assess the Firm’s capital position in conjunction with its capital ratios under Basel I requirements, in order to enable management, investors and analysts to compare the Firm’s capital under the Basel III capital standards with similar estimates provided by other financial services companies.
4. Tangible common equity (“TCE”), a non-GAAP financial measure, represents common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE, a non-GAAP financial ratio, measures the Firm’s earnings as a percentage of TCE. In management’s view, these measures are meaningful to the Firm, as well as analysts and investors in assessing the Firm’s use of equity, and in facilitating comparisons with competitors.
5. In Card Services, supplemental information is provided for Chase, excluding Washington Mutual and Commercial Card portfolios, to provide more meaningful measures that enable comparability with prior periods. The net charge-off rate and 30+ delinquency rate presented include loans held-for-sale.
Additional notes on financial measures
6. Pretax margin represents income before income tax expense divided by total net revenue, which is, in management’s view, a comprehensive measure of pretax performance derived by measuring earnings after all costs are taken into consideration. It is, therefore, another basis that management uses to evaluate the performance of TSS and AM against the performance of their respective competitors.

Forward-looking statements
This presentation contains forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995.  Such statements are based upon the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.  Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s
Annual Report on Form 10-K for the year ended December 31, 2010 (as revised by a Current
Report on Form 8-K dated November 4, 2011), and Quarterly Reports on Form 10-Q for the
quarters ended March 31, 2011 (as revised by a Current Report on Form 8-K dated November 4,
2011), June 30, 2011 (as revised by a Current Report on Form 8-K dated November 4, 2011), and September 30, 2011, which have been filed with the Securities and Exchange Commission and are available on JPMorgan Chase & Co.’s website (www.jpmorganchase.com) and on the
Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the respective dates of the referenced forward-looking statements.
44